UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2019 (July 29, 2019)

FRED’S, INC.

(Exact Name of Registrant as Specified in Charter)

 ______________________

Commission File Number 001-14565

Tennessee	62-0634010
(State or other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

4300 New Getwell Road, Memphis, Tennessee 38118

(Address of principal executive offices)

(901) 365-8880

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, no par value	FRED	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2019, Michael Ladd was appointed as the Chief Operating Officer of Fred’s, Inc. (the “Company” or “Fred’s”), effective immediately. Mr. Ladd had previously served as Chief Stores Officer since February 2019 and Executive Vice President of Store Operations since January 2018.

Mr. Ladd, age 49, joined Fred’s as Executive Vice President of Store Operations in January 2018 and was named Chief Stores Officer in February 2019. Before Fred’s, Mr. Ladd served as Vice President of Stores at Barnes & Noble, Inc. with responsibility for the store and operations organizations from June 2016 through August 2016. Mr. Ladd joined Barnes & Noble from Sears Holdings Corporation, where he served as Senior Vice President and Head of Sears Retail with responsibility for the entire store and retail operations teams from December 2014 to June 2016. He also acted in corporate and field leadership roles of increasing responsibility during his 20-year career with Sears Holdings. Mr. Ladd holds a BA in Business Psychology from Miami University.

Upon the effectiveness of his appointment as Chief Operating Officer, Mr. Ladd resigned from his position as Chief Stores Officer at the Company.

Mr. Ladd does not have any family relationships with any director or executive officer of the Company, there are no arrangements or understandings between Mr. Ladd and any other persons pursuant to which Mr. Ladd was selected for his office, and there have been no transactions involving the Company and Mr. Ladd that the Company would be required to disclose pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED’S INC.

Date: August 2, 2019	By:	/s/ Joseph Anto
	Name:	Joseph Anto
	Title:	Chief Executive Officer and Secretary